Exhibit 99.1

STOCK PURCHASE AGREEMENT
BY SHARE EXCHANGE PAYMENT

THIS STOCK PURCHASE AGREEMENT BY SHARE EXCHANGE PAYMENT (this "agreement's made and entered into this 4th day of October 2007 by and between ARGYLL Equities , LLC, a Limited domiciled in Texas with its principal executive offices located at 4225 Executive Sq. Suite 260 LaJona, California 92037 (the "stockholder"), and Oasis Online Technology Corp. a Minnesota corporation domiciled in the state of Arizona having its executive offices at 2425 E. Camelback Road suite 950 Phoenix, Arizona 85016(the "purchaser" or "Oasis"). (Collectively, "The Parties")

WHEREAS, the Stockholder is the record and beneficial owner of approximately 146,460,800 shares of common, par value $.0001 per share, issued by Immunosyn Corporation a closely held Delaware corporation domiciled in California (the "Company") representing approximately 53.84% of the company's issued and outstanding shares of common stock; and

WHEREAS, the purchaser is a publicly traded corporation whose stock is traded on the NASD Over the Counter Bulletin Board under the symbol: OOLN; and

WHEREAS, on the terms and subject to the conditions set forth herein, the Purchaser desires to acquire from the Stockholder, and the Stockholder desires to sell to the Purchaser, certain of its shares of Company common stock owned by the Stockholder in exchange for shares of Oasis Online Technology Corp. ("Oasis")

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I
Purchase and Sale of the Shares

1.1     Purchase and Sale of the Shares. On the Closing (defined below), the Stock Holder  shall sell and transfer to the Purchaser and the Purchaser shall purchase and acquire from the Stockholder 99,000 shares of the Company’s common stock (the “Shares”) in exchange for the Purchase Price (defined below).

ARTICLE II
Purchase Price

2.1     Purchase Price. In consideration for the Shares, the Purchaser shall deliver to the Stockholder newly 99,000 issued shares of Oasis Online Technology Corp. subject to rule 144 of the United States Security Act of 1934 as amended as it may or may not apply in certificate form (the "Purchase Price" or "Exchange Shares") at the closing (the "Closing") to be held on or beforeOctober 15, 2007 (the "Closing Date").

2.2    Income Tax considerations in regards to Purchase Price. For income tax purposes this transaction will qualify as a share for share exchange.

2.3     Piggy-Back rights. The Exchange Shares shall have first preference on any "piggy-back" rights in regards to any registration of Oasis' securities to the extent of Purchaser's power to effectuate that. This clause shall survive the closing of this transaction.

2.4            Delivery of The Shares. At the closing, the Stockholder shall deliver to the Purchaser a certificate or certificates evidencing the Shares registered in the Purchaser's name and Purchaser shall deliver the Exchange Shares to Stockholder by delivering a certificate or certificates evidencing the Exchange Shares registered in the Stockholder's name on the books of Oasis,

ARTICLE III
Conditions On Performance

3.1     Conditions to the Purchaser's Obligations. The obligation of the Purchaser to consummate the transaction contemplated by this Agreement is subject to the satisfaction of the following conditions as of the Closing Date:

(a)  the representations and warranties set forth in Article IV of this Agreement shall be true and correct in all materials respects as of the Closing Date; and

(b)  the purchase of the Shares by the Purchaser hereunder shall not be prohibited by any applicable law or governmental regulation, and shall not subject the Purchaser to any penalty or liability under or pursuant to any applicable law or governmental regulation.

Any condition specified in this Section 3.1 may be waived by the Purchaser, provided that no such waiver shall be effective against the Purchaser unless it is set forth in a writing executed by the Purchaser.

3.2     Conditions to the Stockholder's Obligation. The obligation of the Stockholder to consummate the transaction contemplated by this Agreement is subject to satisfaction of the following conditions as of the Closing Date:

(a)  the representations and warranties set forth in Article V of this Agreement shall be true and correct in all materials respects as of the Closing Date;

(b)  the sale of the Shares by the Stockholder hereunder shall not be prohibited by any applicable law or governmental regulation, and shall not subject the Stockholder to any penalty, liability or other materially adverse condition under or pursuant to any applicable law or governmental regulation;

(c)        no action suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state of local jurisdiction of before any arbitrator wherein an unfavorable judgment, decree, injunction, order, or ruling would prevent the performance of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement, cause such transactions to be rescinded or materially and adversely affected the right of the Stockholder to sell the Shares, and no judgment, decree, injunction, order, or ruling shall have been entered which has any of the foregoing effects.

Any condition specified in this Section 3.2 may be waived by the Stockholder, provided that no such waiver shall be effective against the Stockholder unless it is set forth in a writing executed by the Stockholder.

ARTICLE IV
Representations and Warranties of the Stockholder

The Stockholder makes the following representations and warranties, which representations and warranties shall survive the Closing.

4.1     Execution and Delivery. The Stockholder has duly executed and delivered this Agreement. This Agreement is valid and binding upon the Stockholder, enforceable against the Stockholder in accordance with it terms. The Stockholder has the ability to sell the Shares and perform the Stockholder's obligations under this Agreement.

4.2     Title to Shares. The Stockholder is the record and beneficial owner of, and has full right, title and interest in and to, the Shares, free and clear of any lien, charge or encumbrance. The Shares are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting dividend rights or disposition of Shares. At the Closing, the Stockholder will transfer and deliver to the Purchaser valid title to, and all of the Stockholder's right, title and interest in and to, the Shares, free and clear of any lien, charge or other encumbrance or any claim in respect of the Shares. The Stockholder warrants to purchaser that the shares are registered and freely trading shares of the Company.

4.3    Absence of Litigation. There is no action, suit or proceeding pending or, to the Stockholder's knowledge, threatened against or affecting the Stockholder of the Stockholder's property before and court, arbitrator or governmental body, agency or official which in manner involves the Shares owned by the Stockholder or draws into question the validity of this Agreement or the Shares.

4.4    Oasis Online Technologies Corp. information. The Stock Holder acknowledges receipt and review of all of Oasis' filings with the United States Securities and Exchange Commission including but not limited to the Oasis Annual Report on Form 10-KSB for the fiscal year ended June 30th 2007. The Stockholder acknowledges that, to the extent it receives conflicting information concerning Oasis, the information in the Form 10-KSB referred to above shall govern.

4.5     Disclosure of Information. The Stockholder has had an opportunity to discuss the Oasis's business, management and financial affairs with the Oasis' management and the Purchaser. The Stockholder has also had an opportunity to ask questions of officers of Oasis, which questions were answered to the Stockholder's satisfaction. The Stockholder understands that such discussions, as well as any written information issued by Oasis, were intended to describe certain aspects of Oasis' business and prospects but were not an exhaustive description. The Stockholder has undertaken and completed its review and examination of the books and records of Oasis and conducted its own due diligence and investigation in connection with its proposed exchange of the Shares. The Stockholder acknowledges that Regulation FD, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Securities Exchange Act 1934, as amended, is applicable to any material, non-public information provided or disclosed to the Stockholder in connection with this transaction. Accordingly, the Stockholder agrees to hold any such information in the strictest confidence and agrees not to disclose to the public. The Stockholder further agrees that it will not resell or otherwise transfer any of the Shares until such information has been disclosed by Oasis to the public.

4.6    Investment Experience; Accredited Investor. The Stockholder is an "accredited investor" as defined in Rule 501 Regulation D under the Securities Act of 1933, as amended, and the Stockholder has the knowledge, sophistication and experience necessary in financial, tax, and business matters so as to enable the Stockholder to utilize the information made available to the Stockholder by Oasis to evaluate the merits and risks of this exchange in the Shares and to make an informed investment decision. The Stockholder in not relying on the Purchaser, Oasis, any of their respective executives, or any of their counsel, agents, or employees or any other person or entity with respect to the legal, tax, and other economic considerations of the Stockholder in making this exchange in the Shares, other than the Stockholder's own advisors. Prior to Signing this Agreement, the Stockholder made such investigation of Oasis, it's business, the Shares, and the risks of this exchange in the Shares as the Stockholder deemed appropriate and consulter with such legal, tax and other advisors as the Stockholder deemed appropriate, and the Stockholder can bear the economic risk of a total loss of its investment in the Shares. The Stockholder has not been formed for the specific purpose of acquiring or exchanging the Shares.

4.7     Purchase Entirely For Stockholder's Own Account. This Agreement is made with the Stockholder in reliance upon the Stockholder's representations to the Purchaser. By entering into this Agreement, the Stockholder hereby confirms that the Shares to be acquired by the Stockholder will be acquired for the investment for the Stockholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof except in compliance with all applicable securities laws, that no other person or entity has direct or indirect beneficial interest in the Shares being acquired by the Purchaser, and that the Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same.

ARTICLE V
Representations and Warranties of the Purchaser

The Purchaser makes the following representations and warranties, which representations and warranties shall survive the Closing.

5.1     Binding Obligation. This Agreement has been duly executed and delivered by the Purchaser and is a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms. The Purchaser represents that it has full power and authority to enter into this Agreement and perform its obligations hereunder.

5.2    Prospectus. The Purchaser acknowledges receipt and review of (1) theProspectus, dated January 4, 2007, concerning the registration with the United States Securities and Exchange Commission (Registration no. 333-137881) for the sale of the Shares and (2) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the SEC on March 30, 2006 and the company's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2007 filed with the SEC on August 15, 2007, prior to the Purchaser entering into this Agreement. The Purchaser acknowledges that, to the extent it receives conflicting information concerning the Company, the information in the Form 10-KSB and 10-QSB referred to above shall govern.

5.3     Disclosure of Information. The Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and the Stockholders. The Purchaser has also had an opportunity to ask questions of officers of the Company and the Stockholders, which questions were answered to the Purchaser's satisfaction. The Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not an exhaustive description. The Purchaser has undertaken and completed its review and examination of the books and records of the Company and conducted its own due diligence and investigation in connection with its proposed purchase of the Shares. The Purchaser acknowledges that Regulation FD, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Securities Exchange Act 1934, as amended, is applicable to any material, non-public information provided or disclosed to the Purchaser in connection with this transaction. Accordingly, the Purchaser agrees to hold any such information in the strictest confidence and agrees not to disclose by the Company to the public. The Purchaser further agrees that it will not resell or otherwise transfer any of the Shares until such information has been disclosed by the Company to the public.

5.4     Investment Experience; Accredited Investor. The Purchaser is an "accredited investor" as defined in Rule 501 pf Regulation D under the Securities Act of 1933, as amended, and the Purchaser has the knowledge, sophistication and experience necessary in financial , tax, and business matters so as to enable the Purchaser to utilize the information made available to the Purchaser by the Stockholder and the Company to evaluate the merits and risks of this investment in the Shares and to make an informed investment decision. The Purchaser in not relying on the Stockholder, the Company, any of their respective executives, or any of their counsel, agents, or employees or any other person or entity with respect to the legal, tax, and other economic considerations of the Purchaser in making this investment in the Shares, other than the Purchaser's own advisors. Prior to Signing this Agreement, the Purchaser made such investigation of the Company, it's business, the Shares, and the risks of this investment in the Shares as the Purchaser deemed appropriate and consulter with such legal, tax and other advisors as the Purchaser deemed appropriate, and the Purchaser can bear the economic risk of a total loss of its investment in the Shares. The Purchaser has not been formed for the specific purpose of acquiring the Shares.

5.5           Purchase Entirely For Purchaser's Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representations to the Stockholder. By entering into this Agreement, the Purchaser hereby confirms that the Shares to be acquired by the Purchaser will be acquired for the investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof except in compliance with all applicable securities laws, that no other person or entity has direct or indirect beneficial interest in the Shares being acquired by the Purchaser, and that the Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same.

ARTICLE VI
Mutual Representations and Warranties

6.1     Privately Negotiated Sale. The parties acknowledges the pre-existing professional relationship that existed between them and their principals and executive officers of the Stockholder and Oasis and Purchaser and states that to the best of their knowledge and belief, no public advertisement or general solicitation was employed in connection with the proposed transaction and that the terms and conditions of this Agreement, the Parties further represent to each other that they each do not presently have any connection, undertaking, agreement, or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares or exchange shares.

6.2     Compliance With U.S. Law. (a) The Parties represent and warrant that: (i) none of their or their affiliates is a senior official in the executive, legislative, administrative, military, or judicial branch of a foreign government of a senior executive of a foreign government-owned corporation; (ii) it is not a citizen or resident of, or incorporated, chartered, or otherwise organized under the laws of, a jurisdiction that has been designated under Section 311 or 312 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA Patriot Act", Pub. L. NO. 107-56) as warranting special measures due to money laundering concerns; and (iii) the Purchaser's funds do not have a physical presence in any country or a bank organization or chartered under the law of a jurisdiction that has been designated under Section 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns.

(b) The Parties acknowledges and agrees that the purchase or acquisition, directly or indirectly, of the Shares or Exchange Shares by or on behalf of the following persons or entities (each hereafter a "Prohibited Investor") is prohibited: (i) a person or entity whose name appears on the List of Specially Designated Nationals and Blocked Persons maintained by the United States Office of Foreign Assets Control ("OFAC"); (ii) a foreign bank that does not have a physical presence in any country; (iii) a person or entity resident in or whose subscription funds are transferred from or through an account in a jurisdiction that has been designated under Section 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns; (iv) a person or entity whose name appears on any other list of prohibited person and entities as may be mandated by applicable law or regulation; or (v) a person or entity whose name appears on any other list of prohibited persons and entities as may be provided to the Purchaser by the Stockholder. The Parties represent, warrant, and covenant that neither of the Parties, nor any person controlling, controlled by, or under common control with the Parties, nor any person having a beneficial interest in the Parties, is a Prohibited Investor, and that the Parties are not purchasing or exchanging and will not purchase or exchange on behalf of or for the benefit of any Prohibited Investor. The Parties agree to promptly notify the each other of any change in information affecting this representation, warranty, and covenant. The Parties acknowledges that if, following the closing of this transaction for the Shares or Exchange Shares, they reasonably believe that the other is a Prohibited Investor, or has otherwise breached any material representation, warranty, or covenant hereunder, that Party ("Aggrieved Party") may reasonably believe that the other Party is a Prohibited Investor, or has otherwise breached any material representation, warranty, or covenant hereunder, Than the Aggrieved Party may be obligated to freeze the other's investment, either by prohibiting additional investments, declining and redemption requests, and/or segregating the assets constituting the investment in accordance with applicable regulations, or its investment may be immediately be redeemed (for the lesser of cost minus distributions of cash and property value at the fair market value thereof, as determined by the aggrieved party of the Company), and the other shall have no claim against the Aggrieved Party or the Company for any form of damages or liabilities as a result of any of the above-mentioned actions.

(c) The Parties acknowledges that due to applicable money laundering laws and regulations, each Party may require from the other further information or representations from the other before the proposed transaction can be processed and executed, including, without limitations, further information or representation regarding the identification of the other Party and the source(s) of the Purchaser's stock. The Parties agree to promptly provide any information of representation deemed necessary by the other, in their sole discretion, to comply with the anti-money laundering program.

6.3     Indemnification. Each Party agrees to indemnify and hold harmless the other Party, the Company, Oasis and their respective officers, directors, and affiliates, from and against any all damages, losses, liabilities, claims, costs and expenses whatsoever (including reasonable attorney's fees) which the indemnified parties may incur by reason of the failure of any breach of the representation and warranties made by the other Party herein or in any document provided by the one party to the other party in connection with the transaction contemplated hereby.

6.4     Survival. All of the representations and warranties set forth in this Agreement shall survive the execution of this Agreement and the transactions contemplated thereby.

ARTICLE VII
Miscellaneous

7.1            Transaction Expenses. Each party shall pay its own expenses (including legal fees) incident to the negotiation and preparation of this Agreement and any other documents prepared in connection therewith, and the consummation of the transaction contemplated herein.

7.2            Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the purchase of the Shares, and supersedes all prior understandings and agreements (oral or written) of the parties with respect to the subject matter hereof. The parties expressly represent and warrant that in entering into this Agreement they are not relying on any prior representation made by any concerning the terms, conditions of effects of this Agreement.

7.3            Severability. Each provisions of this Agreement in intended to be severable from every other provision of the Agreement, and the invalidity or illegality of any prevision in this Agreement shall not affect the validity of legality of the other provision.

7.4            Execution in Counterpart. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

7.5            Governing Law, Venue and Jurisdiction. This Agreement shall be governed by and constructed in accordance with the laws of the State of California, without regards to conflicts of laws principles, and all disputes arising out of or related to interpretation or performance of this Agreement shall be referred exclusively to the federal or state courts having jurisdiction over disputes arising in San Diego County, California. Both parties waive all objections to the jurisdiction of said courts for this limited purpose.

7.6            Confidentiality. Except as may be required by law , rule or regulation, neither of the Stockholder or the Purchaser or their affiliates, agents or representatives shall disclose to any third party, other than the Company, the subject matter or terms of this Agreement without the prior consent of the other party.

7.7            Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned be either party hereto without the prior consent of the other party

7.8            Brokerage. Each party to this Agreement represents and warrants that it has not used or retained a broker, dealer, agent or finder and that it has not incurred any obligation or liability, contingent or otherwise, to pay a fee, commission, and any other form of remuneration, directly of indirectly, in connection with this Agreement or any transaction contemplated thereby.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year first above written.

PURCHASER:	STOCKHOLDERS:

Oasis Online Technologies Corp.	Argyll Equity, LLC

By: /s/ Erik J. Cooper	By: /s/ James T. Miceli
Name: Erik J. Cooper	Name: James T. Miceli
Title: President

TIN: 41-1430130	TIN: ____________________________

Telephone #: ________________________	Telephone #: ______________________